Exhibit 10.8

Car Exhibition Hall Lease Contract

Party A (the Leaser): Tianjin World Trading Bonded Automobile Distribution Center Co., Ltd

Party B (the Lessee): Tianjin Seashore New District Shisheng Business Trading Group Co., Ltd

According the Law on Contract of the People’s Republic of China and relevant laws and regulations, and on the basis of equality and voluntariness, the two parties hereby makes this Contract under which Party A agrees to lease the Car Exhibition Hall it owns to Party B.

1.           The Subject of Lease

Party A agrees to lease to Party B the Car Exhibition Hall located at 129 Tianbao Road, Tianjin Free Trade Zone as well as the surrounding ancillary facilities, and all the indoor and outdoor parts on the east side of the dividing wall between the Exhibition Hall and the Warehouse and the extensional line till the enclosure walls on the north and the south. The property number of the Lease Subject is 150001067.

The Lease Subject is leased to Party B for the purpose of exhibition of cars and auxiliaries as well as car related business. Party B shall obtain Party A’s prior written consent if Party B wishes to change the function of the Exhibition Hall. All application procedures necessary for change of the function shall be processed by Party B as per concerned government requirements, and all costs and expenses so occurred shall be borne by Party B.

Party A possesses the ownership and right of use of the Lease Subject, and declares that the Lease Subject is not in any dispute of property right. Should Party A makes false statement about ownership of the Lease Subject and thus resulted in damages to Party B, Party A shall be responsible to indemnify Party B.

2.           Term of Lease

The Term of this Contract shall be five years starting from 1st July 2010 till 30th June 2015.

Should Party B wishes to renew the lease, Party B shall inform Party A in writing 6 months before the Term of this Contract expires, and the two parties shall enter into a new lease contract if Party A agrees so. Under the same lease conditions, Party B shall have the priority.

3.           Delivery

3.1           After this Contract is signed by the two parties, Party B shall pay the deposit and the rental of the first six months to Party A before 8th July 2010.

3.2           Party A shall deliver the key to the Exhibition Hall to Party B on 30th June 2010, and the two parties shall confirm the delivery by signature; photograph of the delivery shall be available as appendix.

4.           The Rental

4.1           The deposit

The deposit under this Contract shall be RMB 150,000 (ONE HUNDRED AND FIFTY THOUSAND RENMINBI YUAN ONLY).

4.2           The Rental

The Rental for the first year (1st July 2010 till 30th June 2011) shall be RMB 1,200,000 (ONE MILLION AND TWO HUNDRED THOUSAND RENMINBI YUAN ONLY); The Rental for the second year (1st July 2011 till 30th June 2012) shall be RMB 1,200,000 (ONE MILLION AND TWO HUNDRED THOUSAND RENMINBI YUAN ONLY); the rental for the year starting from 1st July 2012 till 30th June 2013 shall be RMB 1,260,000 (ONE MILLION TWO HUNDRED AND SIXTY THOUSAND RENMINBI YUAN ONLY); the rental for the year starting from 1st July 2013 till 30th June 2014 shall be RMB 1,386,000 (ONE MILLION THREE HUNDRED AND EIGHTY-SIX THOUSAND RENMINBI YUAN ONLY); the rental for the year starting from 1st July 2014 till 30th June 2015 shall be RMB 1,524,600 (ONE MILLION FIVE HUNDRED AND TWENTY-FOUR THOUSAND AND SIX HUNDRED RENMINBI YUAN ONLY). The total Contract amount shall be RMB 6,570,600 (SIX MILLION FIVE HUNDRED AND SEVENTY THOUSAND AND SIX HUNDRED RENMINBI YUAN ONLY).

4.3           Relevant expenses and tax

During the term of this Contract, all taxes and expenses relating to the ownership of the Lease Subject that legally due by Party B shall be borne by Party B; the expenses of water and power (referring to the readers on meters of the two parties) shall be borne respectively by the two parties, the cost of electricity power loss shall be shared by the two parties as per the proportion of their power consumption. The expenses relating to the additional 100 KW capacity shall be borne by Party B. The costs and expenses of heating, cleaning, security, rubbish treatment and all other such expenses relating to the lease of the Subject shall be borne by Party B.

5.           Payment of the rental

5.1           After this Contract is signed by the two parties, Party B shall pay the deposit and the rental of the first six months to Party A before 8th July 2010. After this Contract expires, Party A shall return to Party B the deposit without interest within 30 days when Party B has paid up all due rental and all expenses incurred as result of the Lease under this Contract that shall be borne by Party B, and return the Lease Subject to Party A as per required in this Contract under the commitment that the Lease Subject is resumed to what it used to be for normal use.

5.2           Before 5th June and 5th December of each year during the Contract term, Party B shall pay rental for the period starting from 1st July till 30th December of the year and the period starting from 1st January till 30th June of the next year. The payment shall be remitted to the following account designated by Party A or in other way as the parties agree to.

Party A’s bank:________________________________
Account No.: _________________________________

5.3           In case of overdue payment, Party B shall pay twice of daily rental for each overdue day as penalty.

6.           Transfer of the Lease Subject

During the term of this Contract, in case Party A transfers part of entire ownership of the property, Party A shall ensure the Transferee will continue to perform this Contract. In addition, Party A shall inform Party B of the Transfer and provide assistance to Party B to modify this Contract. Under the same conditions, Party B shall have the priority to purchase the Lease Subject.

7.             Fire Security (Fire Security Contract separately attached)

7.1           During the term of this Contract, Party B shall strictly comply with the Fire Control Law of the People's Republic of China as well as other relevant fire control regulations, and cooperate Party A for fire control.

7.2           Party B shall equip fire extinguishers as per concerned requirements; the fire control facilities inside the building shall in no case be used for other purposes.

7.3           If for maintenance purpose, class I temporary naked fire operation (including welding operations) is required, approval by fire control authorities must be obtained first.

7.4           Party A shall be fully responsible for fire control security inside the Lease Subject as per concerned regulations; Party A shall be entitled to inspect fire control inside the Lease Subject at reasonable time with prior written notice to Party B, to which Party B shall not irrationally reject or delay to give its consent. For fire or security incident due to Party B’s improper management or use, Party B shall take the full responsibilities.

7.5           Party A guarantees that the fire control facilities turnover to Party B are in good condition for normal use.

8.           Maintenance and Repair

8.1           As soon as Party A formally turnover the Lease Subject to Party B, Party B shall be responsible for decoration, maintenance and refurbishment of the entire Lease Subject.

8.2           As agreed between the two parties, maintenance and repair of the main structure, exterior eaves, doors and windows that changed during decoration shall be under the responsibility of Party B.

8.3           As agreed between the two parties, maintenance and repair of the, exterior eaves, doors and windows that changed during decoration shall be under the responsibility of Party B.

8.4           During the Lease Term, Party B shall protect the Lease Subject. Damage of the Lease Subject due to improper use by Party B shall be immediately repaired or compensated by Party B.

9.           Insurance

During the Lease Term, each party may have their assets covered under insurance. Should any party fail to obtain such insurance and results in damages to the other party due to such fault, it shall indemnify the other party for any economic losses so incurred.

10.            Refurbishment

10.1           During the Term of this Contract, if Party B wishes to refurbish or decorate the Lease Subject, a design proposal of such refurbishment and/or decoration shall be presented to Party A in advance to obtain Party A’s written consent; meanwhile the proposal shall be filed with concerned governmental authorities for approval. For refurbishment and decoration that may result in impact to the public parts and other neighboring users, Party A may reject such portion, for which Party B shall modify its design. The cost of any refurbishment and decoration shall be borne by Party B.

10.2           For refurbishment and decoration that may result in impact to the main structure of the Lease Subject, operation shall not be started before obtaining consent of Party A and the original designer.

10.3           After the term of this Contract expires, all parts that become attached to the Lease Subject (that cannot be moved or removed) due to refurbishment and decoration by Party B shall become property of Party A. All equipment and facilities not attached to the Lease Subject and can be removed shall be property of Party A, and shall be removed and resume to original status.

11.           Sublease

Party A may sublease part space of the Lease Subject and manage the subleased portion, including collecting rental from sublessee. The responsibilities and obligations of the two parties set forth in this Contract shall not be changed due to such sublease.

For subleasing, Party B must comply with the following requirements:

1) term of sublease shall not exceed the Lease Term between Party A and Party B;

2) the subleased portion of the Lease Subject shall not be used purposes beyond those set forth in Clause 1 of this Contract;

3) Party B shall specify in its sublease contract that, if Party B terminates this Contract earlier, its sublease contract with sublessee shall be terminated at the same time;

4) Party B shall obtain sublessee’s written commitment to accept the requirements concerning sublease that set forth in this Contract. Whenever Party B terminates this Contract, the sublease contract shall be terminated at the same time and sublessee shall unconditionally quit from the Lease Subject;

5) nevertheless Party B terminates this Contract earlier or not, Party B shall be responsible to dispose of any dispute arise from its sublease;

6) Party B shall be responsible for any tax and expenses that incurred due to its sublease.

12.           Modification, Cancellation and Termination of This Contract

12.1           The two parties may negotiate to modify or terminate this Contract.

12.2           In case that Party A fails to render the Lease Subject or the Lease Subject it renders does not comply with the agreed conditions where the business of Party B may be materially impacted, Party B shall be entitled to terminate this Contract.

12.3           During the term of this Contract, in any of the following circumstances, Party A shall be entitled to terminate this Contract and take back the Lease Subject:

12.3.1                      Violation of Clause 10 of this Contract, dismantling and changing the structure of the Lease Subject without written consent of Party A;

12.3.2                      Violation of Clause 8 of this Contract, damaging the Lease Subject and failing to repair within reasonable period requested by Party A;

12.3.3                      Using the Lease Subject for purpose not specified in this Contract without written consent of Party A;

12.3.4                      Using the Lease Subject for storing hazard materials or for illegal conduct;

12.3.5                      Failing to pay rental for accumulated 20 days.

12.4           This Contract shall be terminated when the term expires.

Party B shall turn the Lease Subject back to Party A within 15 days after expiration of this Contract.

13.           Default Responsibility

13.1           Should Party A fail to deliver the Lease Subject within the period specified in this Contract and result in termination (abolishment) of this Contract, Party A shall indemnify Party B correspondingly.

13.2           Should Party A take back the Lease Subject earlier, Party A shall pay THREE HUNDRED AND FIFTY THOUSAND RENMINBI YUAN (RMB 350,000) to Party B as penalty.

13.3           During the term of this Contract, should Party B fail to pay the expenses that shall be borne by Party B as set forth in this Contract, for each late day, Party B shall pay twice of the said daily expense to Party A. For payment overdue more than 15 days, Party B shall be fully responsible for the losses resulted to both parties.

13.4           During the term of this Contract, should Party B discontinue to lease the Subject without Party A’s consent, in addition to the deposit that shall be detained, another two hundred thousand Renminbi (RMB 200,000) shall be paid to Party A as penalty.

13.5           In case of overdue payment, Party B shall pay twice of daily rental for each overdue day as penalty.

13.6           Party B shall turn the Lease Subject back to Party A within 15 days after expiration of this Contract. Should Party B be late to return the Lease Subject, Party B shall pay twice of the previous daily rental for each day of late return, and the deposit shall be detained. For over 15 days that Party B neither turn back the Lease Subject nor discuss with Party A about renewal, Party A is entitled to cease water and power supply. Loss and damage caused due to late return of the Lease Subject to Party A shall indemnified by Party B in addition to the said twice daily rental.

13.7           After expiration of this Contract, Party A is entitled to request Party B to resume the Lease Subject to original status. Should Party B fail to do so within the period requested by Party A, Party A may conduct the resuming operation, and costs and expenses so occurred shall be deducted from the deposit, the portion exceeding the deposit shall be indemnified by Party B.

13.8           Should Party A put the Lease Subject under mortgage and makes it impossible to perform (or impossible to continue performing) this Contract, Party A shall pay 3% of the total contract amount to Party B to indemnify the loss and damage suffered by Party B.

14.           Disclaimer Clause

14.1           Should this Contract become non-performable due to force majeure, the two parties may consult to terminate this Contract.

14.2           Should the Lease Subject be dismantled or refurbished due to government policy, the compensation offered by government shall belong to Party A. From the compensation for decoration, the costs of decorations done and paid by Party B shall be deducted.

14.3           For termination of this Contract due to the above said reason, the rental shall be calculated as number of days actually used.

15.           Party B may install its logo above the exterior eave on the east side of the Lease Subject (the position where the logo of Party A is currently installed). After the logo of Party A is removed, a copper logo sign of Party A not exceeding 60 centimeters in both length and width shall be kept on ____ side of the Lease Subject.

16.           For issues not specified in this Contract, the two parties may consult to make supplementary clause to this Contract, which shall constitute part of this Contract with equivalent validity.

17.           Dispute settlement

Dispute arise from this Contract shall be consulted between the two parties for solution; in case no settlement is found, one of the 2 options below shall be chosen:

(1) bring the issue to Tianjin Arbitration Committee for arbitration; or

(2) bring the issue to the People’s Court where Party A is located.

18.           This Contract takes effectiveness after signed and stamped by both parties.

19.           This Contract and its appendix are made in two copies, each of which is equally valid and kept by each party.

Party A:	Party B:
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